UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 12, 2019

Ventas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Closing of the Offering of 3.000% Senior Notes due 2030

On August 21, 2019, Ventas Realty, Limited Partnership (“Ventas Realty”), a wholly owned subsidiary of Ventas, Inc. (the “Company”), issued and sold $650 million in aggregate principal amount of its 3.000% Senior Notes due 2030 (the “Notes”) in a registered public offering pursuant to the existing Registration Statement of the Company and Ventas Realty on Form S-3 (File Nos. 333-222998 and 333-222998-01) filed under the Securities Act of 1933, as amended. The Notes are guaranteed by the Company on a senior unsecured basis.

The Notes were sold pursuant to an Underwriting Agreement, dated August 12, 2019 (the “Underwriting Agreement”), among Ventas Realty, the Company and the underwriters named therein. The Notes were issued under an indenture, dated February 23, 2018 (the “Base Indenture”), as supplemented by a fifth supplemental indenture, dated August 21, 2019 (the “Fifth Supplemental Indenture”), among Ventas Realty, the Company and U.S. Bank National Association, as trustee.

The Underwriting Agreement, the Base Indenture and the Fifth Supplemental Indenture are filed as Exhibits 1.1, 4.1 and 4.2, respectively, and are each incorporated herein by reference.

Results of Tender Offer for 4.25% Senior Notes due 2022

On August 19, 2019, the Company announced the results of the previously announced cash tender offer (the “Tender Offer”) by Ventas Realty and Ventas Capital Corporation (“Ventas Capital” and, together with Ventas Realty, the “Issuers”) for any and all of the outstanding $600 million in aggregate principal amount of 4.25% Senior Notes due 2022 (the “Tender Offer Notes”), which were jointly issued by the Issuers and are fully and unconditionally guaranteed by the Company. The Tender Offer expired at 5:00 p.m., New York City time, on August 16, 2019. A copy of the press release, dated August 19, 2019, announcing the results of the Tender Offer is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Following the conclusion of the guaranteed delivery procedures described in the offer to purchase relating to the Tender Offer, on August 21, 2019 the Issuers accepted for payment a total of $395,749,000 aggregate principal amount of Tender Offer Notes, or 65.96% of the aggregate principal amount of Tender Offer Notes outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 12, 2019, among Ventas Realty, Limited Partnership, Ventas, Inc. and the Underwriters named therein, relating to the 3.000% Senior Notes due 2030.

4.1	Indenture, dated February 23, 2018, among Ventas Realty, Limited Partnership, Ventas, Inc., the Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 23, 2018).

4.2	Fifth Supplemental Indenture, dated August 21, 2019, among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee (including the form of the 3.000% Senior Notes due 2030).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in their opinion filed as Exhibit 5.1).

99.1	Press release, dated August 19, 2019, announcing the results of the Tender Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: August 21, 2019	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Ethics and Compliance Officer

[Signature Page to Closing 8-K]